UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 8, 2008

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of December 1, 2007, providing for the issuance of BNC Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-4)

                BNC Mortgage Loan Trust 2007-4
(Exact Name of Issuing Entity)
         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)
         Structured Asset Securities Corporation
(Exact Name of Depositor as Specified in its Charter)
                Lehman Brothers Holdings Inc.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-139693	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 Seventh Avenue 13th Floor New York, NY	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 526-7000

                        No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

2

Item 8.01. Other Events

This Form 8-K/A amends the Form 8-K of the Registrant dated January 8, 2008 and filed on January 23, 2008 (the “Original Form 8-K”) for the purpose of filing an amended Exhibit 99.3 (below) to the Original Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

99.3
Interest Rate Swap Agreement, dated as of January 8, 2008, including master agreement, schedule to the master agreement, credit support annex and confirmation between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A. on behalf of the Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES
CORPORATION

By: ___/s/ Michael Hitzmann_____________
    Name: Michael Hitzmann
    Title: Senior Vice President

Dated: January 24, 2008

EXHIBIT INDEX

 Exhibit No.     Description

99.3
Interest Rate Swap Agreement, dated as of January 8, 2008, including master agreement, schedule to the master agreement, credit support annex and confirmation between Lehman Brothers Special Financing Inc. and Wells Fargo Bank, N.A. on behalf of the Supplemental Interest Trust, BNC Mortgage Loan Trust 2007-4 Mortgage Pass-Through Certificates, Series 2007-4.